EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Trimol Group Inc. (the “Company”) on Form 10-K for the period ending December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Jack Braverman
Jack Braverman
Chief Financial Officer
TRIMOL GROUP, INC.

April 11, 2014

[A signed original of this written statement required by Section 906 has been provided to Trimol Group Inc. and will be retained by Trimol Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]